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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2005

                          WILMINGTON TRUST CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                  1-14659                  51-0328154
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                    Wilmington Trust Corporation
                         Rodney Square North
                      1100 North Market Street
                        Wilmington, Delaware                19890
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            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (302) 651-1000
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         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

WTC's press release reporting its results of operations and financial condition for the second quarter of 2005 was dated July 22, 2005, is attached hereto as
Exhibit 99, and is being furnished pursuant to Item 2.02 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         WILMINGTON TRUST CORPORATION

Dated:  July 22, 2005               By: /s/ David R. Gibson
                                        ------------------------------------
                                            Name: David R. Gibson
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Authorized Officer)

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                                 EXHIBIT INDEX
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EXHIBIT          EXHIBIT                       PAGE NUMBER
-------          -------                       -----------

99               Earnings release                   4









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